                                                                    EXHIBIT 10.7

              [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                             STANDARD SUB-SUBLEASE
               (Short-form to be used with post 1995 AIR leases)


     1. Parties. This Sub-Sublease, dated, for reference purposes only, December 11, 1998, is made by and between Phase Metrics Inc. ("Sub-Sublessor") and Altigen Communications Inc. ("Sub-Sublessee").

     2. Premises. Sub-Sublessor hereby sub-subleases to Sub-Sublessee and Sub-Sublessee hereby sub-subleases from Sub-Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 47427 Fremont Boulevard located in the County of Alameda, State of California and generally described as (describe briefly the nature of the property) a free-standing office/R&D building of approximately 30,400 square feet located in the Bayside Business Park. ("Premises").

     3.  Term.

         3.1 Term. The term of this Sub-Sublease shall be for twenty one and one-half (21.5) months commencing on January 15, 1999 and ending on October 31, 2000 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Commencement. Sub-Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sub-Sublessor is unable to deliver possession as agreed, the rights and obligations of Sub-Sublessor and Sub-Sublessee shall be as set forth in Paragraph 5.2 of the Sublease Agreement (as modified by Paragraph 7.3 of this Sub-Sublease).

     4.  Rent.

         4.1 Base Rent. Sub-Sublessee shall pay to Sub-Sublessor as Base Rent for the Premises equal monthly payments of $27,056.00 in advance, on the first day of each month of the term hereof. Sub-Sublessee shall pay Sub-Sublessor upon the execution hereof $13,528.00 as Base Rent for January 15, 1999 through January 31, 1999 Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

         4.2 Rent Defined. All monetary obligations of Sub-Sublessee to Sub-Sublessor under the terms of this Sub-Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sub-Sublessor at the address stated herein or to such other persons or at such other places as Sub-Sublessor may designate in writing.

     5. Security Deposit. Sub-Sublessee shall deposit with Sub-Sublessor upon execution hereof $ 27,056.00 as security for Sub-Sublessee's faithful performance of Sub-Sublessee's obligations hereunder. The rights and obligations of Sub-Sublessor and Sub-Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sub-Sublease).

     6.  Use.

         6.1 Agreed Use. The Premises shall be used and occupied only for general sales, R&D, shipping & receiving, and any and all legally related uses and for no other purpose.

         6.2 Compliance. Sub-Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sub-Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sub-Sublessee. NOTE: Sub-Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.

         6.3 Acceptance of Premises and SubLessee. Sub-Sublessee acknowledges that:

               (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sub-Sublessee's intended use,

               (b) Sub-Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

               (c) neither Sub-Sublessor, Sub-Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sub-Sublease.

     In addition, Sub-Sublessor acknowledges that:

               (a) Broker has made no representations, promises or warranties concerning Sub-Sublessee's ability to honor the Sub-Sublease or suitability to occupy the Premises, and

               (b) it is Sub-Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     7.  Master Lease

         7.1 Sub-Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease" and also a "Sublease", both copies of which are attached hereto marked Exhibit 1, wherein Security Capital Industrial Trust is the Landlord and Hitachi America, Ltd., a New York corporation, is Lessee (dated July 26, 1995) and Exhibit 2 wherein Hitachi America, Ltd. is Sublandlord and Phase Metrics Inc. is Subtenant dated April 1, 1997.

         7.2 This Sub-Sublease is and shall be at all times subject and subordinate to the Master Lease and Sublease.

         7.3 The terms, conditions and respective obligations of Sub-Sublessor and Sub-Sublessee to each other under this Sub-Sublease shall be the terms and conditions of the Master Lease and Sublease except for those provisions of the Master Lease and Sublease which are directly contradicted by this Sub-Sublease in which event the terms of this Sub-Sublease document shall control over the Master Lease and Sublease. Therefore, for the purposes of this, Sub-Sublease, wherever in the Master Lease and Sublease the word "Lessor or SubLessor" is used it shall be deemed to mean the Sub-Sublessor herein and wherever in the Master Lease and Sublease the word "Lessee or SubLessee" is used it shall be deemed to mean the Sub-Sublessee herein.

         7.4 During the term of this Sub-Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sub-Sublease, Sub-Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sub-Sublessor, SubLessor and Master Lessor, each and every obligation of Sub-Sublessor, and SubLessor under the Master Lease and Sublease except for the following paragraphs which are excluded

                                  Page 1 of 3
                                    REVISED
therefrom: Master Lease 36, 37c; Addendum - 1, 2; Exhibit C; and Sublease - 3.3, 5.1

         7.5 The obligations that Sub-Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sub-Sublessee's Assumed Obligations". The obligations that Sub-Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sub-Sublessor's Remaining Obligations".

         7.6 Sub-Sublessee shall hold Sub-Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees, arising out of Sub-Sublessee's failure to comply with or perform Sub-Sublessee's Assumed Obligations.

         7.7 Sub-Sublessor agrees to maintain the Master Lease and Sublease during the entire term of this Sub-Sublease, subject, however, to any earlier termination of the Master Lease and Sublease without the fault of the Sub-Sublessor, and to comply with or perform Sub-Sublessor's Remaining Obligations and to hold Sub-Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sub-Sublessor's failure to comply with or perform Sub-Sublessor's Remaining Obligations.

         7.8 Sub-Sublessor represents to Sub-Sublessee that the Master Lease and Sublease is are in full force and effect and that no default exists on the part of any Party to the Master Lease and Sublease.

     8.  Assignment of Sub-Sublease and Default.

         8.1 Sub-Sublessor hereby assigns and transfers to Master Lessor and SubLessor the Sub-Sublessor's interest in this Sub-Sublease, subject however to the provisions of Paragraph 8.2 hereof.

         8.2 Master Lessor and SubLessor, by executing this document, agrees that until a Default shall occur in the performance of Sub-Sublessors Obligations under the Master Lease and Sublease, that Sub-Sublessor may receive, collect and enjoy the Rent accruing under this Sub-Sublease. However, if Sub-Sublessor shall Default in the performance of its obligations to Master Lessor or SubLessor then Master Lessor and SubLessor may, at Its option, receive and collect, directly from Sub-Sublessee, all Rent owing and to be owed under this Sub-Sublease. Master Lessor shall not, by reason of this assignment of the Sub-Sublease nor by reason of the collection of the Rent from the Sub-Sublessee, be deemed liable to Sub-Sublessee for any failure of the Sub-Sublessor to perform and comply with Sub-Sublessor's Remaining Obligations.

         8.3 Sub-Sublessor hereby irrevocably authorizes and directs Sub-Sublessee upon receipt of any written notice from the Master Lessor or SubLessor stating that a Default exists in the performance of Sub-Sublessor's obligations under the Master Lease and Sublease, to pay to Master Lessor or SubLessor the Rent due and to become clue under the Sub-Sublease. Sub-Sublessor agrees that Sub-Sublessee shall have the right to rely upon any such statement and request from Master Lessor or SubLessor, and that Sub-Sublessee shall pay such Rent to Master Lessor and SubLessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sub-Sublessor to the contrary and Sub-Sublessor shall have no right or claim against Sub-Sublessee for any such Rent so paid by Sub-Sublessee.

         8.4 No changes or modifications shall be made to this Sub-Sublease without the consent of Master Lessor and SubLessor.

     9.  Consent of Master Lessor and SubLessor.

         9.1 In the event that the Master Lease and Sublease requires that Sub-Sublessor obtain the consent of Master Lessor and SubLessor to any subletting by Sub-Sublessor then, this Sub-Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor and SubLessor signs this Sub-Sublease thereby giving its consent to this Sub-Subletting.

         9.2 In the event that the obligations of the Sub-Sublessor under the Master Lease and Sublease have been guaranteed by third parties then neither this Sub-Sublease, nor the Master Lessor's or SubLessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sub-Sublease thereby giving their consent to this Sub-Sublease.

         9.3 In the event that Master Lessor or SubLessor does give such consent then:

              (a) Such consent shall not release Sub-Sublessor of its obligations or alter the primary liability of Sub-Sublessor to pay the Rent and perform and comply with all of the obligations of Sub-Sublessor to be performed under the Master Lease or Sublease.

              (b) The acceptance of Rent by Master Lessor or SubLessor from Sub-Sublessee or anyone else liable under the Master Lease and Sublease shall not be deemed a waiver by Master Lessor or SubLessor of any provisions of the Master Lease and Sublease.

              (c) The consent to this Sub-Sublease shall not constitute a consent to any subsequent subletting or assignment.

              (d) In the event of any Default of Sub-Sublessor under the Master Lease and Sublease, Master Lessor or SubLessor may proceed directly against Sub-Sublessor, any guarantors or anyone else liable under the Master Lease and Sublease or this Sub-Sublease without first exhausting Master Lessor's or SubLessor's remedies against any other person or entity liable thereon to Master Lessor or SubLessor.

              (e) Master Lessor or SubLessor may consent to subsequent sublettings and assignments of the Master Lease and Sublease or this Sub-Sublease or any amendments or modifications thereto without notifying Sub-Sublessor or any one else liable under the Master Lease and Sublease and without obtaining their consent and such action shall not relieve such persons from liability.

              (f) In the event that Sub-Sublessor shall Default in its obligations under the Master Lease and Sublease, then Master Lessor or SubLessor, at its option and without being obligated to do so, may require Sub-Sublessee to attorn to Master Lessor or SubLessor in which event Master Lessor or SubLessor shall undertake the obligations of Sub-Sublessor under this Sub-Sublease from the time of the exercise of said option to termination of this Sub-Sublease but Master Lessor or SubLessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sub-Sublessee, nor shall Master Lessor or SubLessor be liable for any other Defaults of the Sub-Sublessor under the Sub-Sublease.
         9.4 The signatures of the Master Lessor and SubLessor and any Guarantors of Sub-Sublessor at the end of this document shall constitute their consent to the terms of this Sub-Sublease.

         9.5 Master Lessor and SubLessor acknowledges that, to the best of Master Lessor's and SubLessor's knowledge, no Default presently exists under the Master Lease and Sublease of obligations to be performed by Sub-Sublessor and that the Master Lease and Sublease is in full force and effect.

         9.6 In the event that Sub-Sublessor Defaults under its obligations to be performed under the Master Lease and Sublease by Sub-Sublessor, Master Lessor and SubLessor agrees to deliver to Sub-Sublessee a copy of any such notice of default. Sub-Sublessee shall have the right to cure any Default of Sub-Sublessor described in any notice of default within ten days after service of such notice of default on Sub-Sublessee. If such Default is cured by Sub-Sublessee then Sub-Sublessee shall have the right of reimbursement and offset from and against Sub-Sublessor.

     10. Brokers Fee.

         10.1 Upon execution hereof by all parties, Sub-Sublessor shall pay to Grubb & Ellis Company a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sub-Sublessor and Broker, or in the event there is no such separate agreement, the sum of $per separate agreement for brokerage services rendered by Broker to Sub-Sublessor in this transaction.

         10.2 Sub-Sublessor agrees that if Sub-Sublessee exercises any option or right of first refusal as granted by Sub-Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sub-Sublease, to renew this Sub-Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sub-Sublessor may own or in which Sub-Sublessor has an Interest, then Sub-Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sub-Sublease. Notwithstanding the foregoing, Sub-Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sub-Sublessor is acting as a Sub-Sublessor, lessor or seller.

         10.3 Master Lessor and Sub-Lessor agrees that if Sub-Sublessee shall exercise any option or right of first refusal granted to Sub-Sublessee by Master Lessor or SubLessor in connection with this Sub-Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease and Sublease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor or SubLessor may own or in which Master Lessor or SubLessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sub-Sublessee and Master Lessor or SubLessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor or SubLessor owns or in which it has an interest, then as to any of said transactions, Master Lessor and SubLessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sub-Sublease.

         10.4 Any fee due from Sub-Sublessor or Master Lessor or SubLessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

         10.5 Any transferee of Sub-Sublessor's interest in this Sub-Sublease, or of Master Lessor's or SubLessor's interest in the Master Lease and Sublease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sub-Sublessor or Master Lessor under this Paragraph
10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

     11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

     12. Additional Provisions. [if there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

     13. For purpose of the sub-sublease, when the Sublease and the Master Lease (collectively "The Documents") refer to Landlord, Tenant, Subtenant or Sublandlord

                                  Page 2 of 3
                                    REVISED

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
---------
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA,
-------
CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------



Executed at:____________________________     ___________________________________
on:_____________________________________     By  /s/ [SIGNATURE ILLEGIBLE]^^
                                               ---------------------------------
Address:________________________________     By  VP-Finance & CFO
                                               ---------------------------------
                                             "Sub-Sublessor" (Corporate Seal)


Executed at: 45635 Northport Loop East       ___________________________________
            ----------------------------
on:      12/30/98                            By  /s/ Gilbert Hu
   -------------------------------------       ---------------------------------
Address:  Fremont, CA                        By   President & CEO
        --------------------------------        --------------------------------
                                             "Sub-Sublessee" (Corporate Seal)
                                                       GILBERT HU

Executed at:____________________________     ___________________________________
on:_____________________________________     By_________________________________
Address:________________________________     By_________________________________
                                             "Master Lessor" (Corporate Seal)



                                             ___________________________________
                                             By_________________________________
                                             By_________________________________
                                             "Sub-Lessor" (Corporate Seal)


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.

                                  Page 3 of 3
                                    REVISED

                    CONSENT BY SUBLANDLORD TO SUB-SUBLEASE
                    --------------------------------------


The undersigned as Sublandlord under that certain Sublease dated April 1, 1997 between Hitachi America Ltd., a New York corporation ("Sublandlord") and Phase Metrics, Inc., a California corporation ("Subsublandlord") for certain premises at 47427 Fremont Boulevard, in Fremont CA (the "Sublease"), hereby consents to the entering into of the foregoing Subsublease dated December 11, 1998 ("Subsublease") between Subsublandlord, as subsublessor, and Altigen Communications Inc., as subsubtenant, upon the express understandings and conditions that:

a. Sublandlord neither approves nor disapproves the terms, conditions and agreements contained in the Subsublease (all of which shall be subordinate and subject at all times to the terms, covenants and conditions of the Sublease and that certain Master Lease dated July 26, 1995, between Security Capital Industrial Trust, as lessor, and Sublandlord, as lessee) and assumes no liability or obligation of any kind whatsoever on account of anything contained in the Subsublease;

b. By executing this consent, Sublandlord shall not be deemed to have waived any rights under the Sublease or Master Lease nor shall Sublandlord be deemed to have waived Subsublandlord's obligations to obtain any required consents under the Sublease and Master Lease (other than consent by Sublandlord to the Subsublease itself);

c. Notwithstanding anything in the Subsublease to the contrary, Subsublandlord shall be and continue to remain liable for the payment of rent and the full prompt performance of all of the obligations of Tenant under and as set forth in the Sublease and Master Lease;

d. Subsublandlord shall pay Sublandlord 50% of all excess monthly rent received per the Subsublease, with each payment of rent under the Sublease;

e. Nothing contained in the Subsublease shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Sublease or the Master Lease, or be deemed to grant Subsubtenant any privity of contract with Landlord or Sublandlord, or require Landlord or Sublandlord to accept any payments from Subsubtenant on behalf of Subsublandlord;

f. The Subsublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the premises demised under the Sublease or the Master Lease (including the premises demised by the foregoing Subsublease) except in accordance with the terms and conditions of the Sublease and the Master Lease; and

g. If Landlord terminates the Master Lease as a result of a default by Sublandlord thereunder, or if Sublandlord terminates the Sublease as a result of a default by Subsublandlord thereunder, then the Subsublease shall automatically terminate concurrently therewith unless Landlord or sublandlord elects in writing to keep the Subsublease in full force and effect in which case the Subsublease shall become and be deemed to be a direct indenture of lease or sublease, as applicable, between Landlord or Sublandlord, as applicable, and Subsubtenant.


SUBLANDLORD:                            HITACHI AMERICA, LTD.,
                                        a New York corporation

                                        By: /s/ Motomitsu Sadayasu
                                           -----------------------------------
                                           Motomitsu Sadayasu
                                           General Manager- Computer Division

                        CONSENT BY LANDLORD TO SUBLEASE
                        -------------------------------

     The undersigned, as Landlord under that certain Lease dated July 26, 1995 with Hitachi America, Ltd., a New York corporation ("Sublandlord") for certain premises at 47427 Fremont Boulevard in Fremont, CA (the "Prime Lease"), hereby consents to the entering into of the foregoing Sublease dated December 11, 1998 ("Sublease") between sub-Sublanlord, phase Metrics, Inc., a California Corporation as sublessor, and Altigen Communication Inc., a California Corporation, as subtenant ("Subtenant"), upon the express understandings and conditions that:

        a. Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease (all of which shall be subordinate and subject at all times to the terms, covenants and conditions of the Prime Lease) and assumes no liability or obligation of any kind whatsoever on account of anything contained in the sublease;

        b. By executing this consent, Landlord shall not be deemed to have waived any rights under the Prime Lease nor shall Landlord be deemed to have waived Sublandlord's obligations to obtain any required consents under the Prime Lease (other than consent to the Sublease itself);

        c. Notwithstanding anything in the Sublease to the contrary, Sublandlord shall be and continue to remain liable for the payment of rent and the full and prompt performance of all of the obligations of Tenant under and as set forth in the Prime Lease;

        d. Nothing contained in the Sublease shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Prime Lease, or be deemed to grant Subtenant any privity of contract with Landlord, or require Landlord to accept any payments from Subtenant on behalf of Sublandlord;

        e. The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the premises demised under the Prime lease (including the premises demised by the foregoing Sublease) except in accordance with the terms and conditions of the Prime lease; and

        f. If Landlord terminates the Prime Lease as a result of a default by Sublandlord thereunder, the Sublease shall automatically terminate concurrently therewith unless Landlord elects in writing to keep the Sublease in full force and effect in which case the sublease shall become and be deemed to be a direct indenture of lease between Landlord and Subtenant.


                                       LANDLORD
                                       --------


                                       ProLogis Trust, a Maryland Real Estate
                                       Investment Trust


                                       By:  /s/ Ned K. Anderson
                                          ------------------------------------
                                                Ned K. Anderson
                                       Title:   Managing Director

Dated: 1/6/99
      --------